UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 12, 2015

Xoom Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35801	94-3401054
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Market Street, 12th Floor San Francisco, CA 94105
(Address of principal executive offices, including zip code)

(415) 777-4800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

On November 12, 2015, pursuant to the Agreement and Plan of Merger, dated as of July 1, 2015 (the “Merger Agreement”), by and among Xoom Corporation, a Delaware corporation (“Xoom”), Timer Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of PayPal, Inc. (“Merger Sub”), PayPal, Inc., a Delaware corporation (“PayPal”), and PayPal Holdings, Inc., a Delaware corporation (“Holdings”) (solely for the limited purposes of Sections 1.9 and 3 thereof), Merger Sub merged with and into Xoom, with Xoom continuing as the surviving corporation and a wholly-owned subsidiary of PayPal.

Item 1.02  Termination of a Material Definitive Agreement

On November 12, 2015, in connection with the Merger, Xoom repaid in full all outstanding loans, together with interest and all other amounts due in connection with such repayment under the Amended and Restated Credit Agreement, dated as of September 19, 2013, by and between Xoom, as the borrower and Silicon Valley Bank, as the administrative agent, the issuing lender and the swingline lender (the “Credit Facility”), and terminated the Credit Facility. No penalties were due in connection with such repayment. The remaining obligations of Xoom under the Credit Facility generally are limited to certain remaining contingent indemnification obligations under such Credit Facility. The foregoing description of the Credit Facility is qualified in its entirety by reference to the Credit Facility, which is incorporated by reference to Exhibit 10.1 to Xoom’s Amendment No. 1 to its Quarterly Report on Form 10-Q/A filed with the Securities and Exchange Commission (the “Commission”) on April 29, 2014.

Item 2.01  Completion of Acquisition or Disposition of Assets

On November 12, 2015, Xoom and PayPal consummated the transactions contemplated by the Merger Agreement. Pursuant to the Certificate of Merger filed with the Secretary of State of the State of Delaware, the Merger was effective on November 12, 2015 (the “Effective Time”). At the Effective Time, all outstanding shares of common stock of Xoom, par value $0.0001 per share (the “Xoom Common Stock”), other than shares held by Xoom, PayPal or Merger Sub or any of their subsidiaries and shares held by stockholders, if any, who validly perfected their appraisal rights in accordance with Delaware law, converted into the right to receive $25.00 per share in cash, without interest and less any applicable withholding taxes. The Merger Agreement further provided that at the Effective Time:

•                  Each Xoom stock option that was vested, outstanding and unexercised immediately prior to the Effective Time (“Vested Company Option”) was cancelled, terminated and extinguished and converted into a right to receive (i) $25.00 per share in cash, minus (ii) the exercise price per share of such Vested Company Option (it being understood that, if the exercise price payable in respect of a Vested Company Option equaled or exceeded $25.00, then the amount payable with respect to such Vested Company Option was zero);

•                  Each Xoom stock option that was outstanding and unvested immediately prior to the Effective Time, and with respect to which the exercise price payable in respect of a share of Xoom Common Stock subject to such Xoom stock option exceeded $25.00 (“Underwater Unvested Company Option”) became fully vested and exercisable and each such vested Underwater Unvested Company Option that was not exercised as of the Effective Time was cancelled, terminated and extinguished as of the Effective Time without any payment to the holder of such Underwater Unvested Company Option;

•                  Each Xoom stock option that was outstanding and unvested immediately prior to the Effective Time, and with respect to which $25.00 equaled or exceeded the exercise price payable in respect of Xoom Common Stock subject to such Xoom stock option (“In-the-Money Unvested Company Option”), was converted into and became an option to purchase shares of Holdings common stock equal to (i) the number of shares of Xoom Common Stock that were subject to such In-the-Money Unvested Company Option immediately prior to the Effective Time multiplied by (ii) a ratio (the “Conversion Ratio”) equal to (A) $25.00 divided by (B) $36.729, the average of the closing sale prices of a share of Holdings common stock as reported on NASDAQ for each of the ten consecutive trading days immediately preceding the Effective Time, and the exercise price, if applicable, of such In-the-Money Unvested Company Option is equal to (x) the exercise price of such In-the-Money Unvested Company Option as of immediately prior to the Effective Time divided by (y) the Conversion Ratio; and

•               Each restricted stock unit (including performance-based awards) of Xoom, to the extent unvested immediately prior to the Effective Time, was converted into a restricted stock unit representing the right to receive the number of shares of Holdings common stock equal to (i) the number of shares of Xoom Common Stock subject to such restricted stock unit immediately prior to the Effective Time, multiplied by (ii) the Conversion Ratio, rounding down the product to the nearest whole number of shares of Holdings common stock; provided, that any performance conditions applicable to such awards were deemed satisfied at the target levels specified in the applicable equity plans and award agreements.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to Xoom’s Current Report on Form 8-K filed with the Commission on July 2, 2015 and is incorporated herein by reference.

Item 3.01   Notice of Delisting or a Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As contemplated by the Merger Agreement, on November 12, 2015, Xoom notified the NASDAQ Stock Market (“NASDAQ”) of Xoom’s intent to remove Xoom Common Stock from listing on NASDAQ and requested that the NASDAQ file with the Commission an application on Form 25 to report that the shares of Xoom Common Stock are no longer listed on NASDAQ.

Item 3.03   Material Modification to Rights of Security Holders

The information provided in response to Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01   Changes in Control of Registrant

The information provided in response to Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.  In accordance with the terms of the Merger Agreement, PayPal paid $25.00 per share of Xoom Common Stock in cash, without interest and less any applicable withholding taxes. The source of funds for the cash consideration was readily available funds. Upon the Effective Time, the Merger constituted a change of control of Xoom, resulting in Xoom becoming a wholly-owned subsidiary of PayPal.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers

Pursuant to the terms of the Merger Agreement, the members of the board of directors of Xoom resigned as directors of Xoom, effective as of immediately prior to the Effective Time.  Daniel Schulman and Gene Truono were elected to the Xoom board of directors effective as of the Effective Time.

Effective as of the Effective Time, the former executive officers of Xoom will remain Xoom employees and the following will serve as officers of Xoom: John Kunze, President; Christopher Ferro, Secretary; Patrick Dupuis, Chief Financial Officer; Anthony Glasby, Treasurer; and Gene Truono, Chief Compliance Officer.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Effective Time and pursuant to the Merger Agreement, the certificate of incorporation and bylaws of Xoom were amended and restated to be in the form of the certificate of incorporation and bylaws of Merger Sub. The amended and restated certificate of incorporation and amended and restated bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Document

2.1	Agreement and Plan of Merger, dated as of July 1, 2015, by and among Xoom Corporation, PayPal, Inc., Timer Acquisition Corp. and PayPal Holdings, Inc.*

3.1	Amended and Restated Certificate of Incorporation of Xoom Corporation, dated November 12, 2015.

3.2	Amended and Restated Bylaws of Xoom Corporation, dated November 12, 2015.

* Filed as Exhibit 2.1 to Xoom Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 2, 2015 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Xoom Corporation

Date: November 12, 2015	By:	/s/ John Kunze
John Kunze
President

Exhibit Index

Exhibit Number	Document

2.1	Agreement and Plan of Merger, dated as of July 1, 2015, by and among Xoom Corporation, PayPal, Inc., Timer Acquisition Corp. and PayPal Holdings, Inc.*

3.1	Amended and Restated Certificate of Incorporation of Xoom Corporation, dated November 12, 2015.

3.2	Amended and Restated Bylaws of Xoom Corporation, dated November 12, 2015.

* Filed as Exhibit 2.1 to Xoom Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 2, 2015 and incorporated herein by reference.